ADAPTIVE

Culture is part of our DNA.
We think bigger
and DO BIGGER!



MVB

Our Purpose & Values

"Trusted Partners on the Financial Frontier – Committed to Your Success!"

TRUST
I am reliable and act with integrity. I can be counted on and count on others.

COMMITMENT
I take ownership of my responsibilities in support of MVB achieving its Purpose.

RESPECT, LOVE, & CARING
I am respectful, considerate and thoughtful towards our Team members, clients and community.

TEAMWORK
I effectively and efficiently work with others to accomplish more.

ADAPTIVE
I easily respond to change in a productive way.

Source: Company documents.

Our Why

MVB's Moonshot

To positively impact the financial lives of 1 billion people.



Our How

MVB Drives Stakeholder Success

MVB has identified a series of actions that keep our flywheel spinning and drive your success.


Strong Culture
Positively Impact the Financial Lives of 1B People
Unleash Exceptional Shareholder Value
Invest in Passionate A+ Player Talent with a Growth Mindset
Articulate Vision for Innovative Blue Ocean Solutions
Fund Strategic Investments in Companies, Technology & Processes
Ignite Great Partner Experiences
Cultivate a Powerful Global Reputation

MVB

Top Banks in the U.S. by Deposit Accounts

Rank	Financial Institution	Assets	Customer Accounts
1	Bank of America	$2,258,832,000,000	118,052,260
2	Wells Fargo Bank	$1,767,808,000,000	67,495,280
3	Chase Bank	$3,025,285,000,000	63,038,730
4	US Bank	$544,774,160,000	36,881,647
5	TD Bank	$401,511,800,000	21,414,397
21	**MVB Bank**	**$2,327,778,000**	**3,821,731**

MVB is ranked #21!

Source: https://www.depositaccounts.com/banks/assets.aspx?instType=&stateType=hq&state=&sort=totalaccounts (Data is sourced from the most recently published FDIC and NCUA quarterly reports).

ICBA Top Performing Community Banks for 2020


Independent Banker
Boost your SBA lending
Why data analysis can reap results
Curious about the cloud?
Migration strategies inside
HOW TO HOST BETTER MEETINGS
Best of the Best
It was a challenging year for everyone, but these TOP-PERFORMING COMMUNITY BANKS flourished in 2020. They reveal how they did it.

More than $1 billion				
Rank	**Bank Name**	**City**	**State**	**3 Year Average Pre-Tax ROA**
1	NBKC Bank	Kansas City	MO	10.86
2	Gateway First Bank	Jenks	OK	6.02
3	Plains Commerce Bank	Hoven	SD	5.43
4	BNC National Bank	Glendale	AZ	3.64
5	Northpointe Bank	Grand Rapids	MI	3.56
15	**MVB Bank, Inc.**	**Fairmont**	**WV**	**2.48**

MVB is ranked #15!

Source: https://independentbanker.org/2021/05/icbas-best-performing-community-banks-of-2020/

2020 Significant Transactions

- FDIC-assisted Acquisition of the First State Bank, Barboursville, WV
- Paladin Fraud, LLC acquisition
- Sale of Four Eastern Panhandle, WV Banking Centers
- MVB Mortgage Combination with Intercoastal Mortgage, LLC
- Invest Forward, Inc. Acquisition
- Tender Offer

Source: Company documents.

Total Assets



in thousands
$2,800
$2,600
$2,400
$2,200
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
16% CAGR
$1,419
$1,534
$1,751
$1,944
$2,331
$2,646
2016
2017
2018
2019
2020
YTD 2021

Source: Company documents. YTD 2021 is through March 31, 2021.

Net Income



17% CAGR
in thousands
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$12,912
$7,575
$12,003
$26,991
$37,411
$8,085
2016
2017
2018
2019
2020
YTD 2021

Source: Company documents. YTD 2021 is through March 31, 2021.

Consistent, Top Tier Asset Quality Through Cycles

Non-Performing Loans / Total Loans



3.50%
2.80%
2.10%
1.40%
0.70%
0.00%
0.7%
0.6%
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 YTD 2021
MVBF
Regional Peers

NCOs / Average Loans



1.10%
0.85%
0.60%
0.35%
0.10%
-0.15%
0.1%
0.1%
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 YTD 2021
MVBF
Regional Peers

ALLL / Total Loans (Excluding PPP)



1.90%
1.50%
1.10%
0.70%
1.6%
1.5%
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 YTD 2021
MVBF
Regional Peers

PIPER | SANDLER

"Excellent historical asset quality…NPAs are a sterling 34 bps of assets. Non-performers have been below peers for several years with quite impressive performance through the Great Recession."

- Nicholas Cucharale, Piper Sandler & Co., March 24, 2020

Source: Company documents, SEC filings and S&P Global Market Intelligence. Regional peers defined as public institutions headquartered in West Virginia, Maryland, Virginia and the Washington D.C. MSA with assets between $1.0 billion and $3.0 billion. Peer data reflects the most recent data publicly available. YTD 2021 is through March 31, 2021.

MVB

Deposit Growth with NIB Focus


NIB/Total Deposits 38%
NIB Deposits: 71% CAGR
NIB/Total Deposits 11%
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
Average Balance in thousands
40%
35%
30%
25%
20%
15%
10%
NIB as a % of Total Deposits
$879,195
$922,492
$1,013,318
$1,227,269
$1,778,071
$2,049,453
2016
2017
2018
2019
2020
YTD 2021
Average Interest-bearing deposits
Average Noninterest-bearing deposits
NIB deposits as a % of total deposits

As of December 31, 2020, Fintech deposits accounted for 27% of MVB's total deposits.

Source: Company documents. YTD 2021 is through March 31, 2021.

Net Interest Margin



3.70%
3.60%
3.50%
3.40%
3.30%
3.20%
3.10%
3.27%
3.31%
3.47%
3.53%
3.57%
3.59%
2016
2017
2018
2019
2020
YTD 2021

NIM Reconciliation	Q1 2021
Tax-equivalent net interest margin (%)	3.26%
Less:	
Tax-equivalent adjustments	(0.07)%
Net interest margin (%)	**3.19%**
Plus:	
Impact of excess liquidity	0.36%
Impact of PPP loans	0.10%
Impact of FSB acquisition	(0.06)%
Core net interest margin (%)	**3.59%**

Source: Company documents, SEC filings and S&P Global Market Intelligence. NIM is shown on a fully-tax equivalent basis. Regional peers defined as public institutions headquartered in West Virginia, Maryland, Virginia and the Washington D.C. MSA with assets between $1.0 billion and $3.0 billion. Peer data reflects the most recent data publicly available. YTD 2021 is through March 31, 2021. Note: YTD 2021 has been adjusted to remove the impact of excess liquidity, PPP loans and the FSB acquisition.

MVB

Cash Dividends per Share



$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
31% CAGR
85% Increase
$0.08
$0.10
$0.11
$0.195
$0.36
$0.10
2016
2017
2018
2019
2020
YTD 2021

Source: Company documents. YTD 2021 is through March 31, 2021.

Tangible Book Value



15% CAGR
$22.00
$19.00
$16.00
$13.00
$10.00
per share
$11.01
$11.80
$12.92
$15.20
$19.73
$19.98
2016
2017
2018
2019
2020
YTD 2021
2016 2017 2018 2019 2020 YTD 2021

Source: Company documents. YTD 2021 is through March 31, 2021.

Cumulative Total Shareholder Return


$400.00
$350.00
$300.00
$250.00
$200.00
$150.00
$100.00
$50.00
$0.00
Index Value
$351.34
26% CAGR
$195.85
$182.94
12/31/2015
12/31/2016
12/31/2017
12/31/2018
12/31/2019
12/31/2020
05/14/2021
MVB Financial Corp.
KBW Bank Index
Russell 2000

Assumes $100 was invested on December 31, 2015, and that all dividends were reinvested.

Source: Company documents and S&P Global Market Intelligence.